Exhibit 10.40

COMMERCIAL PLEDGE AND SECURITY AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call	Collateral	Account	Officer	Initials
$3,036,785.00	11-01-2000	05-01-2007			124	6723806843	19967

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Borrower:	PLAINS CAPITAL CORPORATION	Lender:	Bank One, Texas, N.A.
	5010 UNIVERSITY		Arlington-Bowen Banking Center - Arlington
	LUBBOCK, TX 79413		1301 S. Bowen Rd.
Arlington, TX 76013

THIS COMMERCIAL PLEDGE AND SECURITY AGREEMENT is entered into by PLAINS CAPITAL CORPORATION (referred to below as “Grantor”) for the benefit of Bank One, Texas, N.A. (referred to below as “Lender”).

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor pledges and grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code as adopted in State of Texas (“Code”):

Agreement. The word “Agreement” means this Commercial Pledge and Security Agreement, as this Commercial Pledge and Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Pledge and Security Agreement from time to time,

Collateral. The word “Collateral” means the following specifically described property, together with all Income and Proceeds as described below and all records relating to the foregoing property:

885,652 SHARES OF COMMON STOCK OF THE PNB FINANCIAL BANK (FORMERLY KNOWN AS THE PLAINS NATIONAL BANK OF LUBBOCK) EVIDENCED BY CERTIFICATE NO. 3141 ISSUED IN THE NAME OF PLEDGOR

Event of Default. The words “Event of Default” mean and include any of the Events of Default set forth below in the section titled “Events of Default,”

Grantor. The word “Grantor” means PLAINS CAPITAL CORPORATION, its successors and assigns.

Guarantor. The word “Guarantor” means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

Income and Proceeds. The words “Income and Proceeds” mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, distributions, subscriptions, monies, claims for money due and to become due, conversion and redemption proceeds, proceeds of any insurance on the Collateral, and any shares of stock issued in substitution or exchange for shares included in the Collateral, whether in connection with a recapitalization, reclassification, merger, consolidation, conversion, combination of shares, stock split, spin-off or otherwise; provided however, until the occurrence of an Event of Default, Grantor shall be entitled to all cash dividends and all interest paid on the Collateral free of the security interest created under this Agreement.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note, including all principal and accrued interest thereon, together with all other liabilities, costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word “Indebtedness” includes all other obligations, debts and liabilities, plus any accrued interest thereon, owing by Grantor, or any one or more of them, to Lender of any kind or character, now existing or hereafter arising, as well as all present and future claims by Lender against Grantor, or any one or more of them, and all renewals, extensions, modifications, substitutions and rearrangements of any of the foregoing; whether such Indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, overdraft, indemnity agreement or otherwise; whether such Indebtedness is voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be liable primarily or secondarily or as debtor, maker, comaker, drawer, endorser, guarantor, surety, accommodation party or otherwise.

Lender. The word “Lender” means Bank One, Texas, N.A., its successors and assigns.

Note. The word “Note” means the promissory note dated November 1, 2000, in the principal amount of $3,036,785.00 from PLAINS CAPITAL CORPORATION to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for such promissory note.

Obligor. The word “Obligor” means and includes without limitation any and all persons or entities obligated to pay money or to perform some other act under the Collateral.

Related Documents. The words “Related Documents” mean and include without limitation the Note and all credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Note.

GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

Ownership. Grantor is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances and claims of others except the security interest created by this Agreement.

Right to Pledge. Grantor has the full right, power and authority to enter into this Agreement and to pledge and grant a security interest in the Collateral.

Binding Effect. This Agreement is binding upon Grantor, as well as Grantor’s heirs, successors, representatives and assigns, and is legally enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws and except to the extent specific remedies may generally be limited by equitable principles.

No Further Assignment. Grantor has not, and will not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor’s rights in the Collateral except as provided in this Agreement.

No Defaults. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements contained in the Collateral which are to be performed by Grantor, if any.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement, governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

Solvency of Grantor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Grantor at the time of the execution of this Agreement, (i) Grantor is and will be solvent, (ii) the fair saleable value of Grantor’s assets exceeds and will continue to exceed Grantor’s liabilities (both fixed and contingent), (iii) Grantor is paying and will continue to be able to pay its debts as they mature, and (iv) if Grantor is not an individual, Grantor has and will have sufficient capital to carry on Grantor’s businesses and all businesses in which Grantor is about to engage.

Lien Not Released. The lien, security interest and other security rights of Lender hereunder shall not be impaired by any indulgence, moratorium or release granted by Lender, including but not limited to, the following: (a) any renewal, extension, increase or modification of any of the Indebtedness; (b) any surrender, compromise, release, renewal, extension, exchange or substitution granted in respect of any of the Collateral; (c) any release or indulgence granted to any endorser, guarantor or surety of any of the Indebtedness; (d) any release of any other collateral for any of the Indebtedness; (e) any acquisition of any additional collateral for any of the Indebtedness; and (f) any waiver or failure to exercise any right, power or remedy granted herein, by law or in any of the Related Documents.

GRANTOR’S COVENANTS. Grantor will comply with the following covenants at all times during the period of time this Agreement is effective unless Lender shall otherwise consent in writing:

Delivery of Instruments and/or Certificates. Contemporaneously herewith, Grantor covenants and agrees to deliver to Lender any

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certificates, documents or instruments representing or evidencing the Collateral, with Grantor’s endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Lender, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Lender.

Further Assurances. Grantor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Lender may request in order (i) to perfect and protect the security interest created or purported to be created hereby in the Collateral and the first priority of such security interest, (ii) to enable Lender to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Lender; (C) cooperating with Lender in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Lender’s security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Lender, in form and substance satisfactory to Lender; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Lender, in form and substance satisfactory to Lender. If all or any part of the Collateral is securities issued by an agency or department of the United States, Grantor covenants and agrees, at Lender’s request, to cooperate in registering such securities in Lender’s name or with Lender’s account maintained with a Federal Reserve Bank. If the Collateral consists of investment property for which no certificate has been issued, Grantor agrees, at Lender’s option, either to request issuance of an appropriate certificate or to execute appropriate instructions on Lender’s forms instructing the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records, by book-entry or otherwise, Lender’s security interest in the Collateral. Grantor hereby appoints Lender as Grantor’s irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement.

Dilution of Ownership. As to any securities pledged as Collateral (other than securities of a class which are publicly traded), Grantor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Lender pursuant to the terms hereof to the extent necessary to give Lender a security interest after such issuance in at least the same percentage of such issuer’s outstanding securities as Lender had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any party to purchase or otherwise acquire any such securities.

Restrictions on Securities. Grantor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Lender.

Income and Profits. Grantor agrees that all income, earnings and profits with respect to the Collateral shall be reported for local, state and federal income tax purposes as attributable to Grantor and not Lender. Grantor further agrees to instruct any person authorized to report income distributions from the Collateral to issue an IRS Form 1099 indicating Grantor as the recipient of such income, earnings and profits.

LENDER’S RIGHTS AND OBLIGATIONS WITH RESPECT TO COLLATERAL. Lender may hold the Collateral until all the Indebtedness has been paid and satisfied and thereafter may deliver the Collateral to any Grantor. Lender shall have the following rights in addition to all other rights it may have by law:

Income and Proceeds from the Collateral. Lender may receive all Income and Proceeds and add it to the other Collateral. Grantor agrees to deliver to Lender immediately upon receipt, in the exact form received and without commingling with other property, all Income and Proceeds from any other Collateral which may be received by, paid, or delivered to Grantor or for Grantor’s account, whether as an addition to, in discharge of, in substitution of, or in exchange for any other Collateral.

Voting Rights. As long as no Event of Default shall have the occurred hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Grantor; provided, however, that Grantor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Lender, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

Transactions with Others. Lender may (a) extend time for payment or other performance, (b) grant a renewal or change in terms or conditions, or (c) compromise, compound or release any obligation, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender’s rights against Grantor or the Collateral.

Collection of Collateral. Lender, at Lender’s option may, but need not, collect directly from the Obligors on any of the Collateral all Income and Proceeds or other sums of money and other property due and to become due under the Collateral, and Grantor authorizes and directs the Obligors, if Lender exercises such option, to pay and deliver to Lender all Income and Proceeds and other sums of money and other property payable by the terms of the Collateral and to accept Lender’s receipt for the payments.

Power of Attorney. Grantor irrevocably appoints Lender as Grantor’s attorney-in-fact, such power of attorney being coupled with an interest and with full power of substitution, in the place and stead of Grantor and in the name of Grantor or otherwise, to take any action and to execute any instrument which Lender may from time to time in Lender’s discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Lender or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any commitee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Lender may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Lender shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Lender may deem necessary or appropriate for the collection or preservation of the Collateral or otherwise to enforce the rights of Lender with respect to the Collateral.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the Note rate from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and will be payable on demand by Lender. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use reasonable care in the physical preservation and custody of the Collateral in Lender’s possession, but shall have no other obligation with respect to Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for the following: (a) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral; (b) fixing, preserving or exercising any right, privilige or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Grantor makes written demand to Lender at least ten (10) days prior to any deadline for taking the action demanded, (ii) such written demand is received by Lender at least ten (10) days prior to any deadline for taking the action demanded, (iii) Grantor provides additional collateral, acceptable to Lender in its sole discretion, and (iv) no Event of Default has occurred; (c) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral; or (d) informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement, the Note, any of the other Related Documents or in any other agreement now existing or hereafter arising between Lender and Grantor.

False Statements. Any warranty, representation or statement made or furnished to Lender under this Agreement, the Note or any of the other Related Documents is false or misleading in any material respect.

Default to Third Party. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Grantor or any Guarantor to any third party under any agreement or undertaking.

Bankruptcy or Insolvency. If the Grantor or any Guarantor: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its

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debts as such debts become due: (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called “Applicable Bankruptcy Law”) or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

Liquidation, Death and Related Events. If Grantor or any Guarantor is an entity, the liquidation, dissolution, merger or consolidation of any such entity or, if any of such parties is an individual, the death or legal incapacity of any such individual.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness.

Dilution of Ownership. The issuer of any securities (other than securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Lender pursuant to the terms hereof to the extent necessary to give Lender a security interest after such issuance in at least the same percentage of such issuer’s outstanding securities as Lender had before such issuance) or any options, warrants or other rights to purchase any such capital stock.

Bankruptcy of Issuer. (i) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, or (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Declare all Indebtedness immediately due and payable, without notice of any kind to Grantor.

Collect the Collateral. Collect any of the Collateral and, at Lender’s option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Indebtedness.

Sell the Collateral. Sell the Collateral, at Lender’s discretion, as a unit or in parcels, at one or more public or private sales. Lender may buy the Collateral, or any portion thereof, (i) at any public sale, and (ii) at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations. Lender shall not be obligated to make any sale of Collateral regardless of a notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice be made at the time and place to which it was so adjourned. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, or any of them, notice at least ten (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made. Grantor agrees that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender in writing.

Register Securities. Register any securities included in the Collateral in Lender’s name or street name and exercise any rights normally incident to the ownership of securities. Register any or all investment property in Lender’s sole name or in the name of its broker, agent, or nominee. Exercise all rights of Lender under any control agreement relating to investment property. Exercise any voting, conversion, registration, purchase, or other rights of a holder of any Collateral (and any reasonable expense in that connection shall be an expense of preserving the value of the Collateral). Collect, with or without legal action, any notes, checks or other instruments for the payment of money that are included in the Collateral and compromise or settle with any obligor.

Sell Securities. Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws, notwithstanding any other provision of this or any other agreement. If, because of restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Grantor agrees that Lender shall have no obligation to delay sale until the securities can be registered, and may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction, and such a sale shall be considered commercially reasonable. If any securities held as Collateral are “restricted securities” as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or state securities departments under state “Blue Sky” laws, or if Grantor is an affiliate of the issuer of the securities, Grantor agrees that neither Grantor nor any member of Grantor’s family will sell or dispose of any securities of such issuer without obtaining Lender’s prior written consent. Grantor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a “public sale” for the purposes of the Code, notwithstanding that such sale may not constitute a “public offering” under any federal or state securities laws and that Lender may, in such event, bid for the purchase of such securities.

Foreclosure. Maintain a judicial suit for foreclosure and sale of the Collateral.

Transfer Title. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

Other Rights and Remedies. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Code, at law, in equity, or otherwise. Grantor waives any right to require Lender to proceed against any third party, exhaust any other security for the Indebtedness or pursue any other right or remedy available to Lender.

Application of Proceeds. Apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, attorneys’ fees as provided below, and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the Indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear.

Voting Rights. Upon the occurence of Event of Default, Grantor will not exercise any voting rights with respect to securities pledged as Collateral. Grantor hereby irrevocably appoints Lender as Grantor’s attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Grantor’s securities pledged as Collateral upon the occurrence of an Event of Default.

Dividend Rights and Interest Payments. Upon the occurrence of an Event of Default: (i) all rights of Grantor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to this Agreement shall automatically cease, and all such rights shall thereupon become vested with Lender which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and (ii) all dividend and interest payments which are received by Grantor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Lender, shall be segregated from other funds of Grantor, and shall be forthwith paid over to Lender in the exact form received (properly endorsed or assigned if requested by Lender), to be held by Lender as Collateral.

Cumulative Remedies. All of Lender’s rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS.

Amendments. This Agreement, together with all Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement and shall supercede all prior written and oral agreements and understandings, if any, regarding same. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of Texas. Subject to the provisions on arbitration in any Related Document, this Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to any conflict of laws or provisions thereof.

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JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, AND ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

Attorneys’ Fees and Other Costs. Grantor will upon demand pay to Lender the amount of any and all costs and expenses (including without limitation, reasonable attorneys’ fees and expenses) which Lender may incur in connection with (i) the perfection and preservation of the collateral assignment and security interests created under this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iii) the exercise or enforcement of any of the rights of Lender under this Agreement, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

Termination. Upon (i) the satisfaction in full of the Indebtedness and all obligations hereunder, (ii) the termination or expiration of any commitment of Lender to extend credit that would become Indebtedness hereunder, and (iii) Lender’s receipt of a written request from Grantor for the termination hereof, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Grantor’s written request, Lender will, at Grantor’s sole cost and expense, return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

Indemnity. Grantor hereby agrees to indemnify, defend and hold harmless Lender, and its officers, directors, shareholders, employees, agents and representatives (each an “Indemnified Person”) from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the “Claims”) which may be imposed on, incurred by or asserted against, any Indemnified Person (whether or not caused by any Indemnified Person’s sole, concurrent or contributory negligence) arising in connection with the Related Documents, the Indebtedness or the Collateral (including, without limitation, the enforcement of the Related Documents and the defense of any Indemnified Person’s action and/or inactions in connection with the Related Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent that the Claims against the Indemnified Person are proximately caused by such Indemnified Person’s gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Notices. All notices required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor’s current address(es).

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns; provided, however, Grantor’s rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Lender.

Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right to thereafter demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS PLEDGE AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED NOVEMBER 1, 2000.

GRANTOR:

PLAINS CAPITAL CORPORATION

By:	DeWayne V. Pierce
AUTHORIZED SIGNER

LASER PRO. Reg. U.S. Pat. & T.M. Off., Ver. 3.27 a (c) 2000 CFI ProServices, Inc. All rights reserved. [TX-E6O E3.27 F3.25 P3.27 CD161059.LN C11.OVL]